Exhibit 10.84

FIRST AMENDMENT TO

ASSET PURCHASE AGREEMENT

This First Amendment to the Asset Purchase Agreement (this “Amendment”) is dated as of March 22, 2006, and made by and among gateway.realty.new jersey.llc, a New Jersey limited liability company (the “Seller”), FiberNet Telecom Group, Inc., a Delaware corporation (the “Parent”), and Local Fiber, LLC, a New York limited liability company and wholly owned subsidiary of Parent (the “Purchaser”).

WITNESSETH:

WHEREAS, the parties hereto are parties to that certain Asset Purchase Agreement, dated as of December 31, 2003 (the “Agreement”); and

WHEREAS, the parties have agreed to modify certain terms set forth in the Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Unless otherwise defined herein, all capitalized terms used in this Amendment will have the meanings given to such terms in the Agreement.

2. Amendments to Article 1. Section 3.3 of the Agreement is hereby amended by replacing “twenty-four-month period” with “forty-eight-month period” in Section 3.3(a).

3. Effective Date. The terms of this Amendment are hereby expressly deemed effective as of the second anniversary of the Closing Date.

4. No Other Amendments. Except as expressly amended, modified and supplemented hereby, the provisions of the Agreement are and will remain in full force and effect and, except as expressly provided herein, nothing in this Amendment will be construed as a waiver of any of the rights or obligations of the parties under the Agreement.

5. Integration. This Amendment contains all agreements of the Parties with respect to the subject matter delineated herein. No prior agreement or understanding pertaining to such subject matter will be effective.

6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to its principles of conflicts of laws.

7. Counterparts. This Amendment may be executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

IN WITNESS WHEREOF, the Parties hereto have each caused this Amendment to be duly executed by their respective officers thereunto duly authorized as of the date first above set forth.

FiberNet Telecom Group, Inc.

By:

Name:

Title:

Local Fiber, LLC

By:

Name:

Title:

gateway.realty.new jersey.llc,

By:

Name:

Title:

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